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                                                                   Exhibit 10.24


                   AMENDED AND RESTATED STOCK PLEDGE AGREEMENT

      THIS AMENDED AND RESTATED STOCK PLEDGE AGREEMENT (this "STOCK PLEDGE AGREEMENT") is entered into as of July 25, 2002, by and between LEAPFROG ENTERPRISES, INC., a Delaware corporation, as pledge holder ("PLEDGE HOLDER") for LEAPFROG ENTERPRISES, INC., a Delaware corporation (the "PLEDGEE"), and ROBERT LALLY ("PLEDGOR").

                                    RECITALS

      WHEREAS, Pledge Holder and Pledgor had entered into a Stock Pledge Agreement dated July 5, 2000 (the "PRIOR AGREEMENT");

      WHEREAS, Pledgor has deposited with Pledge Holder and has pledged to the Pledgee, as collateral security for the payment and full, faithful, true, and exact performance and observance of all of the covenants and conditions of that certain Promissory Note dated July 5, 2000 in the original principal amount of $878,048.64 (the "NOTE"), 304,878 shares of Class A Common Stock of Pledgee, represented by Stock Certificate Number A6 (the "INITIAL COLLATERAL"); and

      WHEREAS, Pledge Holder and Pledgor desire to amend and restate the Prior Agreement to release 65,000 shares of Class A Common Stock of Pledgee from the Initial Collateral in consideration of the repayment of $187,199.97 of the principal due under the Note along with all interest accrued under the Note through the date hereof so that the collateral security for the payment and full, faithful, true, and exact performance and observance of all of the covenants and conditions of the Note, including without limitation the repayment of remaining amounts due, consists of 239,878 shares of Class A Common Stock of Pledgee, represented by Stock Certificate Number A-32(the "COLLATERAL").

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree to amend and restate the Prior Agreement as follows:

      1. Pledgor agrees that it is the intent of Pledgor and Pledgee that the fair market value of the Collateral equal not less than total principal and accrued interest owed pursuant to the Note (the "TOTAL OBLIGATIONS") throughout the term of the Note. If, at anytime during the term of the Note, the fair market value of the Collateral drops below the Total Obligations, then Pledgor shall immediately grant to Pledgee a security interest in other assets of Pledgor acceptable to Pledgee and sufficient in value to bring the total fair market value of all the Collateral up to the Total Obligations. The fair market value of all items of Collateral which are publicly traded, including the Class A Common Stock of Pledgee if so publicly traded, shall equal the average of the daily market prices for the ten (10) consecutive business days immediately preceding the day such items are valued hereunder. For purposes hereof, the daily market price for each such business day shall be (i) the last sale price on such day on the principal stock exchange on which such item of Collateral is then listed or admitted to trading or (ii) if no sale takes place on such day on any such exchange, the average of the last reported


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closing bid and asked prices on such day as officially quoted on any such exchange or, if there is no such bid and asked prices on such day, on the next preceding date when such bid and asked prices occurred. If the Class A Common Stock of Pledgee is not publicly traded, then it shall be valued using the most recent value placed on such stock either by a grant of stock options for Class A Common Stock of Pledgee or the sale of such Class A Common Stock of Pledgee by Pledgee to a third party for fair consideration. All other items of Collateral shall be valued by mutual agreement of the parties.

      2. Pledgor, upon any default of the Pledgor in the prompt payment or due performance of any of the obligations mentioned in said Note, hereby authorizes and empowers Pledge Holder on behalf of Pledgee, at its option and without notice to Pledgor, except as specifically herein provided, to collect, sell, assign, and deliver, the whole or any part of the Collateral, or any substitute therefor or addition thereto, at public or private sale, for cash, upon credit, or for future delivery, without the necessity of the Collateral being present at any such sale, or in view of prospective purchasers thereof, and without any presentment, demand for performance, protest, notice of protest, or notice of dishonor, or advertisement, any such demand or advertisement being expressly waived. Pledge Holder shall give Pledgor and the Pledgee ten (10) days notice by United States mail, postage prepaid, at the addresses specified herein, of the time and place of any public or private sale. Upon such sale, Pledgee may become the purchaser of the whole or any part of the collateral sold, discharged from all claims, and free from any right of redemption. The foregoing is hereby made subject to the following provisions, to wit: That Pledge Holder shall include in such notice of the time and place of such sale a statement of the grounds upon which such default(s) is (are) based and, that during such ten (10) day period, Pledgor may cure such default(s), in which event said sale shall not be held and it shall be deemed that no such default occurred.

      3. In case of any such sale or disposal, the proceeds thereof shall first be applied to the payment of the expenses of such sale, commissions, attorneys' fees, and all charges, paid or incurred by Pledge Holder and Pledgee pertaining to said sale, including any taxes or other charges imposed by law upon the Collateral and/or the owning, holding, or transferring thereof; secondly, to pay, satisfy, and discharge the duties and obligations of Pledgor as set forth in said Note, and thirdly, to pay the surplus, if any, to Pledgor.

      4. In case of any such sale by Pledgee or all or any of said Collateral on credit, or for future delivery, such property so sold may be retained by Pledgee or the Pledge Holder until the selling price is paid by the purchaser. The Pledge Holder and/or Pledgee shall incur no liability in case of the failure of the purchaser to take up and pay for the property so sold. In case of any such failure, the said Collateral may be again, from time to time, sold.

      5. Notwithstanding any other provision of this Stock Pledge Agreement, Pledgor shall have the right to vote the Collateral during the term of this Stock Pledge Agreement unless Pledgor defaults on the prompt performance of its obligations under the terms of the Note, in which case the right to vote the Collateral shall vest in the Pledgee.

      6. Any stock rights, and rights to subscribe, dividends paid in stock, new securities, or other property, which Pledgor may hereafter become entitled to receive on account of the Collateral, shall be and become a part of the Collateral, and in the event that Pledgor shall


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receive any such property, it will immediately deliver it to the Pledge Holder to be held by it in the same manner as the Collateral originally pledged hereunder.

      7. The Pledgor hereby irrevocably appoints Pledge Holder as its true and lawful attorney for purposes of this Stock Pledge Agreement, only until such time as this Stock Pledge Agreement shall be cancelled by payment of the Note or as herein provided, in order to transfer the shares of stock deposited herewith as the Collateral and has executed an Assignment Separate From Certificate in order to effect the same, and to take any and all actions authorized and provided for herein.

      8. In case of any adverse claims in respect to the Collateral or any portions thereof, arising out of any act done or suffered by Pledgor, the Pledgor promises and agrees to hold harmless and to indemnify Pledgee from and against any losses, liabilities, damages, expenses, costs, and reasonable attorneys, fees incurred in or about defending, protecting, or prosecuting the security interests hereby created.

      9. Pledgor agrees to pay, prior to delinquency, all taxes, liens, and assessments against the Collateral, and upon its failure to do so, Pledgee, at its option, may pay any of them, and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge same.

      10. Any forbearance or failure or delay by Pledgee in exercising any right, power, or remedy hereunder shall not be deemed to be a waiver of such right, power, or remedy, and any single or partial exercise of any right, power, or remedy of Pledgee shall continue in full force and effect until such right, power, or remedy is specifically waived by an instrument in writing executed by Pledgee.

      11. The Pledgee has the right to declare the Note delivered to Pledgee by Pledgor which this pledge secures immediately due and payable upon any sale, transfer, conveyance, or alienation of any of the Collateral by Pledgor during its lifetime, or, upon the death of Pledgor, by the estate or legal representative of Pledgor. Upon payment of the unpaid balance and all interest accrued thereon of said Note, said Note shall be deemed fully performed and satisfied and this Stock Pledge Agreement shall be cancelled and of no further force and effect.

      12. When said Note shall have been fully performed and satisfied and Pledgee shall have received from Pledgor payment in full of the Note, then, and only then, when the foregoing shall have occurred, this Stock Pledge Agreement shall be cancelled and of no further force and effect, and Pledge Holder shall thereupon deliver to Pledgor the Collateral free and clear of the lien of this pledge.

      13. The Pledgor hereby releases 65,000 shares of Class A Common Stock of Pledgee represented by Stock Certificate Number A-33 from the Initial Collateral so that the Collateral consists of 239,878 shares of Class A Common Stock of Pledgee represented by Stock Certificate Number A-32.

      14. All provisions of law, in equity, and by statute providing for, relating to, or pertaining to pledges and the sale of pledged property, or which prescribe, prohibit, limit, or restrict the right to, or conditions, notice or manner of sale, together with all limitations of law, in


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equity or by statute on the right of attachment in the case of secured obligations, are hereby expressly waived by Pledgor.

      15. Pledgor and Pledgee agree to and do hereby indemnify and hold Pledge Holder harmless against any and all losses damages, claims, and expenses, including reasonable attorneys' fees, that may be incurred by it by reason of its compliance with the terms hereof. If as a result of any disagreement between the parties and/or adverse demands and claims being made by any or all of them upon Pledge Holder, Pledge Holder shall become involved in litigation, including any interpleader brought by it, which it shall be entitled to do at any time it considers doing so to be appropriate, Pledgor and Pledgee agree that they are and shall be jointly and severally liable to Pledge Holder on demand for all reasonable costs, expenses, and attorneys' fees-it shall incur and/or be compelled to pay by reason of such litigation and Pledge Holder shall have a lien upon the Collateral in its possession to secure the repayment of such expenses, costs, and attorneys' fees.

      16. This Stock Pledge Agreement, and all of the rights and duties in connection therewith, shall be governed by the laws of the State of California.

      17. Any notice or demand to be given hereunder shall be in writing and shall be served personally or by registered or certified mail. If served by registered or certified mail, it shall be deemed given or made three (3) days after the deposit thereof in the United States mail, postage prepaid. Any notice or demand shall be given at the address set forth in the Note.

      18. This Stock Pledge Agreement and all of its terms and provisions shall be binding upon the heirs, successors, transferees and assigns of each of the parties hereto.


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      19.   This Stock Pledge Agreement amends, restates and supersedes the
Prior Agreement in its entirety.

      20. This Amended and Restated Stock Pledge Agreement is effective as of the date first set forth above.


                                              PLEDGOR:

                                              /s/ Robert Lally
                                              ----------------------------------
                                              ROBERT LALLY


                                              PLEDGEE:

                                              LEAPFROG ENTERPRISES, INC.,
                                              a Delaware corporation

                                              By: /c/ James P. Curley
                                                  ------------------------------
                                                   Its    CFO
                                                        ------------------------


                                              PLEDGE HOLDER:

                                              LEAPFROG ENTERPRISES, INC.,
                                              a Delaware corporation

                                              By: /c/ James P. Curley
                                                  ------------------------------
                                                   Its    CFO
                                                        ------------------------


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